Exhibit 99.2

INVESTOR PRESENTATION | July 2023 | v6.0.0 Extracting American Lithium OTC: BLTH

Safe Harbor The statements contained in this presentation that are not historical facts are forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995 . Words such as “may”, “will”, “could”, “should”, “expect”, “plan”, “project”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “pursuant,” “target”, “continue”, and similar expressions are intended to identify such forward - looking statements . Statements herein that are not historical statements, including statements regarding ABM’s plans, objectives, opportunities, future financial performance and operating results and any other statements regarding ABM’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance (including, without limitation, the proposed business combination with Seaport Global Acquisition II Corp . and ABM’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance) that are not historical facts, are forward - looking statements within the meaning of the federal securities laws . These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond ABM’s control, and which could cause actual results to differ materially from the results expressed or implied by these statements . These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations ; actions by third parties, including governmental agencies ; volatility in customer spending ; global economic conditions ; ability to hire and retain personnel ; loss of, or reduction in business with, key customers ; difficulty with growth and integration of acquisitions ; product liability ; cybersecurity risk ; anti - takeover measures in our charter documents ; and, the uncertainties created by the ongoing impact of COVID - 19 . These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1 A . Risk Factors”, in our Annual Report on Form 10 - K for the year - ending December 31 , 2022 filed with the SEC on April 21 , 2023 ; and, (ii) subsequent filings . Undue reliance should not be placed on the forward - looking statements herein, which are based on information available to us on the date hereof . Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward - looking statements, whether because of new information, future events, or otherwise . This presentation contains additional trade names, trademarks, and service marks of others, which are the property of their respective owners . ABM does not intend its use or display of other companies’ trade names, trademarks, or service marks to imply a relationship with, or endorsement, or sponsorship by, those other companies . © 2023 American Battery Materials, Inc . OTC: BLTH | 2

Investment Highlights Market opportunity Comparable Differentiation Financial Highlights Management Team Global Opportunity A U.S.A. asset on 14,260 acres of super - saturated 340+ ppm Lithium brine in Utah’s mineral rich Paradox Basin using an environmentally friendly direct lithium extraction process (DLE) An underleveraged company that operates in an industry with low extraction costs and capital expenditures Positioned with a jurisdictional and extraction process advantage that allows access to both the U.S critical mineral supply chain as well as all other global markets. Defining a faster time to market with assets located in state & federal mining zoned districts that includes access to an existing energy and logistical Infrastructure. Leadership team of experienced natural resource extraction, geological engineering and global commodity logistics executives and operators, with a track record of de - risking through strategic & government partnerships. OTC: BLTH | 3

An environmentally responsible minerals exploration and development company • Focused on direct lithium extraction (DLE ) and other minerals critical to the global energy transition • Spearheading the effort to domestically support the U.S.’s urgent need for critical minerals Corporate Overview 743 mineral rights on 14,260 acres with 8 wells and existing infrastructure in Utah Technical reports indicate assets are mineral rich with supersaturated lithium brines Li DLE reduces the industry’s environmental footprint Expert team with 100+ years of oil, gas & mineral extraction and drilling experience OTC: BLTH | 4

Lithium Demand is Far Outpacing Supply Global Lithium Supply & Demand 1 Kilotons lithium carbonate equivalent OTC: BLTH | 5 0 2015 2020 2025 2030 1 Mined production volume. Forecasted potential production accounts for historical utilization rates as a result of external disruptions and economic curtailments (7%) – modeled at 93% of available capacity. Production includes volumes which may not have been refined, including stockpiled direct shipping ore and spodumene concentrate. Source: MineSpans; McKinsey lithium demand model 4,000 3,000 2,000 1,000 Demand, high case Demand, base case Unannounced supply Secondary supply Confirmed supply Additional early - stage supply Despite an abundance of rich domestic sources, the US is almost entirely dependent on foreign sources of lithium. Transformation to a clean energy economy requires U.S. lithium independence. What the data shows is that we are at just the beginning of a generational challenge, not one that’s going to be solved in the 2020s.” - Simon Moores, CEO, Benchmark

Global Lithium Market Pricing 1 Prices for 2010 - 2021 are annual averages from the U.S. Geological Survey. Prices for 2022 is from S&P Global Commodity Insights on May 4,2022. Chart: Canary Media | Source: U.S. Geological Survey Lithium Carbonate DDP China Yuan/mt spot price in January 2023 up nearly 550% from March 2021. $41,727 (July 2023) 1,2 Battery - grade lithium prices continue to rise driven by strong electric vehicle (EV) demand Governments are phasing out internal combustion engines in favor of EVs, resulting in increased demand for metals needed to produce EV batteries Even with increased lithium carbonate production, supply is expected to fall woefully short of demand in coming years Global lithium pricing expected to normalize after a period of fluctuating market speculation, however, demand is expected to grossly outstrip supply Lithium Prices Continue To Rise Price of battery - grade lithium carbonate per metric ton USD OTC: BLTH | 6 1 Fastmarkets , Battery material price data 2 Tradingeconomics.com price data …and, for minerals such as lithium and graphite used in electric vehicle (EV) batteries, demand will increase as much as 4,000 percent.” – Tesla Chairwoman Robyn Denholm $0 $20,000 $40,000 $60,000 $80,000 2010 2012 2014 2016 2018 2020 2022 As the world transitions to a clean energy economy, global demand for these critical minerals is set to skyrocket by 400 - 600 percent over the next several decades… 2023

The U.S. Domestic Lithium Supply Crisis

BNEF 2022 global lithium-ion battery supply chain ranking

Country (Overall Ranking)	Raw Materials	Battery Manufacturing	ESG	Industry, Innovation & Infrastructure	Downstream Demand
1. China	1	1	17	9	1
2. Canada	3	8	6	4	10
3. U.S.	6	4	16	5	2
4. Finland	9	15	2	1	11
5. Norway	18	10	1	3	7
6. Germany	21	6	4	7	2
7. South Korea	17	2	10	6	5
8. Sweden	21	9	3	2	8
9. Japan	13	3	8	12	8
10. Australia	2	15	9	13	11
11. France	24	10	5	10	5
12. U.K.	26	15	7	8	4
13. Czechia	23	10	11	11	18
14. Poland	24	5	15	16	15
15. Hungary	26	6	13	14	20

Chart: BloombergNEF.

The U.S. is 2nd in global battery demand, but only 6th in raw materials necessary to provide the supply

ABM is strongly positioned to meet the required U.S. Li production with proven mineral rich assets in southern Utah

- American dependency on foreign lithium has reached crisis levels
- The U.S. currently produces less than 5% of the global lithium supply
- The U.S. government has mandated that it extracts itself from foreign supply dependency
- No U.S. company is at production level using ESG friendly direct lithium extraction methods
- New EV rebates require minimum U.S. sourced lithium quantities to be used in the manufacturing of batteries
- CA, NY, and VA are the first states to require that all new cars sold in 2035 be electric vehicles

ABM
American Battery Materials

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Recent Industry Transactions

Volume and Scale of growth opportunity demonstrated by recent industry moves

Mergers & Acquisitions		Date
Lithium Americas	• Lithium Americas (LAC) acquires 100% of Millennial Lithium for $482MM	• January 2022
EUROPEAN LITHIUM	• SZZL SPAC merges with European Lithium. $750MM to the equity to the asset.	• October 2022

Financing		Valuations
LG	• LG Chem invests in Piedmont Lithium (PLL).	• $1.2B
GM	• GM makes $600mm equity investment in Lithium Americas.	• $3B
Anson Resources	• Anson Resources issues US $35mm common stock	• US $250MM
BMW	• Lilac Solutions raises $150mm valuation – BMW	• $450MM pre-$

Off-Take Transactions		Tons
BMW	• European Lithium / Critical Minerals & BMW. $15MM	• 50,000 TPA
Tesla	• Piedmont Lithium & Tesla	• 125,000 tons (SC6)

US DOE & DOD grants		Amount
Lilac	• Lilac Solutions	• $50MM
PIEDMONT	• Piedmont Lithium	• $141.7MM
Albemarle	• Albermarle	• $150MM

ABM American Battery Materials

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Growth & Development Strategy Acquisition Geo/Entry study Permitting Site Drill SK - 1300 report. Extraction Pilot Production PHASE 1 PHASE 2 PHASE 3 PHASE 5 PHASE 4 2023 Launching project in the early stages of a global lithium super cycle forecasted to expand significantly for 20+ years Partner with leading brine extraction (DLE) technologies that are fastest into production, most efficient, cost effective and can deliver at the highest extraction rates Become a vertically integrated, leading service provider for the critical mineral extraction process for owners Continue the acquisition, exploration and extraction of significant US lithium resources in historically proven territories. OTC: BLTH | 9

Lisbon Valley, Utah DLE Project Mining process currently accounts for roughly half the carbon footprint of a battery cell and the best way to reduce the carbon footprint of minerals is to stop shipping them across 9,000 kilometers of ocean before refining them.” - Tesla Chairwoman Robyn Denholm OTC: BLTH | 10

Flagship Lithium DLE Project

Lisbon Valley, Utah

ABM's property position consists of 743 placer mining claims staked in one contiguous group on U.S. Government lands administered by the U.S. Bureau of Land Management (BLM)

- Technical reports show Paradox Basin supersaturated brines of 500 ppm Li (2661 ppm LCE)
- DLE mitigates environmental concerns relating to lithium extraction
- Developed infrastructure, including high voltage electrical, roads and access to rail lines

Located in Eastern Utah consisting of **743 mineral** rights across **14,260 Acres** of Federal land, including **8 existing re-entry well candidates**

Historical data shows supersaturated brine (40% minerals, 60% water) with reported Lithium values ranging from **81 to 500ppm** and estimated flows **2,000-4,000 barrels** of daily production brine per well

ABM American Battery Materials
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Project location The Uniquely - Positioned Paradox Basin With over 300+ climate friendly days and a fully developed infrastructure, the Paradox Basin is one of the most attractive places in the U.S. for a successful and efficient extraction process. 25 miles southwest of Moab Not adjacent to any national parks or recreational sites Area is a mix of federal, state and private lands High desert climate with year - round access Historically rich industrial and natural resource extraction area OTC: BLTH | 12

Lisbon Assets Technical Report The brines were not thought to be important until 1962, when Southern Natural Gas intersected the brine zone with a very substantial flow of brines under tremendous pressure . There is abundant evidence from oil and gas and potash wells drilled in the Paradox Basin that indicate that there is a high probability of intersecting super saturated brines . It is believed that there is a substantial indication that lithium mineralization in brines occurs beneath the subject property . There is also substantial evidence that other valuable minerals besides lithium, such as potassium, magnesium, calcium chloride, bromine and boron, may be recoverable from the brines, as well. – Prepared by Peek Consulting, Inc. July 6, 2023 ppm % Compound/Element 92,400 9.24 Na 2 O 29,100 2.91 K 2 O 730 0.073 Li 2 O 13,000 1.30 CaO 74,400 7.44 MgO 560 0.056 CO 2 210 0.021 SO 3 8,400 0.84 B 2 O 3 9 0.0009 P 2 O 5 194,400 19.44 Cl 3,200 0.32 Br 30 0.003 I Specific Gravity 60/60 ƒ F = 1.261 pH = 5.5 Target compounds/minerals OTC: BLTH | 13

Geotech Engineering & The Lisbon Valley ABM has retained RESPEC Company LLC as its geotech, engineering and resource management partner to assist in the exploration and development of its Lisbon Valley properties . RESPEC provides services to the energy industries from grassroots exploration to operating mine settings. Project focus is directed on services, drill program design, full procurement drilling and well completion to various brine and disposal projects. OTC: BLTH | 14 With more than 50 years of experience in service to the extraction, mining and oil and gas market worldwide, RESPEC has performed extensive geological and engineering work in the Paradox Basin stratigraphy.

Positioned as a Lower Risk Industry Profile Infrastructure Geology Permitting Time to Market Market Demand • Utah based project meets both U.S. critical mineral and Global requirements • Fully developed infrastructure for logistical and energy needs • USGS open file report data confirm brines of 340ppm+ Lithium • Access to both State and Federal lands in a mining zone 60 + miles from National parks • DLE Brine with smaller footprint, capex and permitting requirements OTC: BLTH | 15 1. https:// www.grandviewresearch.com/industry - analysis/lithium - marketUS • US Li CAGR is 11.9% 1 through 2030 • Electrical, Gas, Solar and Wind power available • Paradox Basin is a proven Li geological resource • Utah is a historically pro - mining state that fully supports extraction of natural resources • ABM permitting process has started with the completion of archeological studies

Direct Li Extraction & the American Environment DLE offers significant promise of increasing supply, reducing the industry’s environmental, social, and governance (ESG) footprint, and lowering costs, with already announced capacity contributing to around 10 percent of the 2030 lithium supply, as well as to other less advanced projects in the pipeline.” – McKinsey & Company OTC: BLTH | 16

DLE vs. Traditional Lithium Mining

American dependency on foreign lithium has reached crisis levels.
DLE addresses this critical need without destroying the earth.

Direct Lithium Extraction (DLE)



Conventional evaporation ponds
(~2 years)
ABM Direct Lithium Extraction (DLE)
(~2 h)
Mg/Ca removal
Boron removal
LiCl
Li2CO3
ABM
Underground brine

ESG

ABM will deploy DLE in selective brine extraction to provide a cost-effective, efficient, faster-to-production, and significantly more environmentally friendly method versus traditional mining practices.

Traditional Lithium mining faces major hurdles with important considerations of environmental damage, regulatory issues, controversial mining practices and territorial litigation.



> The environmental toll has often been overlooked in part because there is a race underway among the United States, China, Europe and other major powers."
>
> *– NYTimes*

ABM American Battery Materials

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The Engineering Behind DLE

Targeting Highly Efficient Direct Lithium Extraction (DLE) Technology



Pumping of native brine
Solar Panel
Extraction of brine
Non-evaporitic Extractive Method X
Lithium deprived spent brine
Re-injection of lithium deprived brine
Li Salts
Saline Aquifer
Produced Brine Components
Direct Lithium Extraction
Lithium
Production well
Injection well
Saline Aquifer

ABM is evaluating leading DLE technology companies

- The most technologically advanced approach for DLE from brines is adsorption of lithium using inorganic sorbents
- Extraction of lithium with inorganic molecular sieve ion-exchange sorbents appears to offer **one of the most immediate pathways for the development of economic lithium extraction**

Competitive advantages of the technology

- Reduced impurities – **by over 99%**
- Rapid and high recovery
- Low energy consumption
- No evaporation
- Lower water consumption
- Not weather dependent
- Smaller environmental footprint

ABM American Battery Materials

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Environmental & Economic Advantages of DLE


Closed Loop DLE

"Production from geothermal deposits could be the holy grail of sustainable lithium production, providing both clean geothermal energy and a source of lithium. Fastmarkets estimates put 168 ktpa LCE of geothermal capacity in the pipeline, with potential for a further 280 ktpa LCE from one project alone."

– Fastmarkets

DLE lowers greenhouse gas emissions, leaving a substantially lower carbon footprint than traditional extraction methods

DLE reduces the land requirements by over 97% when compared to evaporation and hard-rock projects

DLE reduces waste production with no tailings, ponds or open pits, and returns 100% of the brine brought to the surface to similar depths in a closed loop system

DLE extracts brackish water far below the water table and with salinity levels that significantly exceed any acceptable levels for human or animal consumption

DLE reduces the overall amount of time needed for the lithium extraction process

DLE removes the need for large fresh water sources

ABM American Battery Materials

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Accelerated Time to Market with DLE



Est. Project Length in Years
8-15
7-12
6-9
3-4
Potential aggregate delay
Extraction process
Infrastructure buildout
Permit acquisition process
Land Acquisition
Crustal Project
Spod-umene Project
Brine Project
ABM

ABM is positioned far ahead of new and developing lithium projects, including area selection, permitting and partner selection.

ABM has the significant advantage of being one **of the first to market with a U.S. brine** that is available for DLE brine extraction pilot programs.

DLE extraction methods **have successfully been utilized in other industries** such as Water Treatment and Oil Waste for decades.

This significant advantage in positioning will allow ABM to select the very best of developing technology in brine extraction, **leading to cost and production efficiencies.**

This ultimately allows ABM to shorten its time to market over other resource-heavy mining projects, **pointing to an anticipated shorter return on investment.**

ABM American Battery Materials

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Management & Advisory Team Sebastian Lux Co - CEO | MBA, MSAS 25 years in business dev. with multinational companies; Co - founded Genuine Origin, a division of Volcafe & ED&F Man; Created multiple disruptive international logistic commodity supply chains. Agustin Cabo Director of Finance | CFA, MBA Chartered Financial Analyst with 13 years of experience in finance across equity research, investment management, corporate finance and accounting. Scott Avanzino COO | MS Geology Oil and gas development and marine construction expert with 25 years of experience in exploration geology, wellsite operations, marine logistics and operations. Brad Peek Geologist | MS Geology |Qualified Person 35 years experience in project management, mineral exploration and in computer applications in mineral exploration and mining and water engineering - qualified person. Ryan Zarkesh DLE Chemist | PhD inorganic Chemistry 20 years expert in inorganic and DLE process chemistry. Previously Co - Founder and Dir. of Chemistry of of Lilac Solutions where he developed materials and manufacturing processes for the lithium mining industry. David Graber Co - CEO | Chairman | MBA Managing Principal of Cobrador Capital, LLC,. He was Managing Director, Invest. Banking at New Century Capital Partners and National Securities Corporation, Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston OTC: BLTH | 21

ABM
American Battery Materials

Board of Directors



Sebastian Lux
MBA, MSAS, AB Economics

25 years in business dev. with multinational companies; Co-founded Genuine Origin, a division of Volcafe & ED&F Man; Created multiple disruptive international logistic commodity supply chains.



Adam Lipson
MD Neuroscience

Managing partner as a neurosurgeon at IGEA Brain, Spine & Orthopedics in New York City and New Jersey. He has over a decade of experience as a private investor in over 20 biotechnology and biomedical device companies



Justin Vorwerk
MBA, AB Economics

Has held positions as a Managing Director in Investment Banking with Goldman Sachs, The Royal Bank of Scotland, Deutsche Bank Securities, as well as Donaldson, Lufkin & Jenrette, and Credit Suisse. FINRA Series 7,63,24



David Graber
MBA

Managing Principal of Cobrador Capital, LLC,. He was Managing Director, Invest. Banking at New Century Capital Partners and National Securities Corporation, Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston



Andrew Suckling
MA

Non-Executive Chairman of Cadence Minerals the Non-Executive Director of Macarthur Minerals and a board member of the privately held company, IronMan Ltd.



Dylan Glenn

Senior Director At Eldridge Partners. former Chairman of Guggenheim KBBO Dubai. Special Assistant to President George W. Bush on economic policy. Former Director Renewable Energy Group now a division of Chevron



Jared Levinthal
J.D.

Attorney, Partner with Lightfoot Franklin & White, PLLC in Houston, Texas. Mr. Levinthal is a graduate of the University of Texas School of Law and is a graduate of Tulane University.

ABM American Battery Materials
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Upcoming Milestones for Corporate Actions

Recent Key Accomplishments

- Acquired the rights to 743 federal mining claims in the Lisbon Valley of Utah.
- Completed SK1300 compliant technical report.
- Signed agreement to merge with Seaport Global Acquisition II Corp. (NASDAQ: SGII).
- Eliminated over $11MM of debt through note conversions.
- Completed name and symbol change.

Milestones for Next 6-Months

- Up-list to OTC QB.
- Uplist to NASDAQ through closing of merger with SGII.
- Begin application process for federal loan programs.
- Pursue off-take partner.
- Complete drill permits for exploration wells.
- Actively pursue additional land & project acquisitions.

Milestones Beyond Next 6-Months

- Meet exploratory well drilling objectives.
- Complete 43-101/SK-1300.
- Begin permitting process for phase one facility.
- Finalize drill programs and initiate extraction operations.
- Select DLE extraction partner with potential for a Joint Venture.

ABM American Battery Materials
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OTC: BLTH (July 21, 2023) Share Price $0.014 Market Cap $46.226M Avg. Volume (3 month avg.) 1.0M Cash Balance $650,000 Debt $500,000 3,301,910,170 Shares: Issued & Outstanding 159,000,000 Unexercised Warrants (85%* owned by insiders) 0 Options Granted 3,687,483,646 Fully Diluted 65% Insider & Key Stakeholder Ownership Financial & Share Structure OTC: BLTH | 24

Investment Highlights Market opportunity Comparable Differentiation Financial Highlights Management Team Global Opportunity A U.S.A. asset on 14,260 acres of super - saturated 340+ ppm Lithium brine in Utah’s mineral rich Paradox Basin using an environmentally friendly direct lithium extraction process (DLE) An underleveraged company that operates in an industry with low extraction costs and capital expenditures Positioned with a jurisdictional and extraction process advantage that allows access to both the U.S critical mineral supply chain as well as all other global markets. Defining a faster time to market with assets located in state & federal mining zoned districts that includes access to an existing energy and logistical Infrastructure. Leadership team of experienced natural resource extraction, geological engineering and global commodity logistics executives and operators, with a track record of de - risking through strategic & government partnerships. OTC: BLTH | 25

OTC: BLTH | 26 Company +1 - 800 - 998 - 7962 IR@AmericanBatteryMaterials.com Investor Relations Brooks Hamilton MZ North America +1 - 949 - 546 - 6326 ABM@mzgroup.us americanbatterymaterials.com 500 West Putnam Avenue | Suite 400 Greenwich, CT 06831| USA